UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2009

The PMI Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California		94597
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-658-7878

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On May 21, 2009, the shareholders of The PMI Group, Inc. ("PMI") approved the PMI Amended and Restated Equity Incentive Plan (the "Plan"). The amendments to the Plan:

1. Add to Section 2.24 of the Plan the following performance goals that the Committee may make applicable to a participant with respect to an award: adjusted book value, book value, brand management, business quality, capital, combined ratio, customer satisfaction, incurred losses, paid claims and ratings;

2. Expand the provisions of Section 4.5 providing for adjustment of awards upon a change of capitalization of PMI by providing for adjustment of awards in the event of certain dividends or distributions, stock splits or reverse stock splits, exchange of securities and similar events, in order to prevent the dilution or diminution of such awards; and

3. Modify the provisions of Section 4.2 of the Plan to clarify that shares of PMI common stock ("Shares") that are: (a) not issued or delivered as a result of a net settlement of an outstanding stock option, (b) used to pay the exercise price or withholding taxes related to an outstanding award, or (c) repurchased on the open market with the proceeds of the exercise price of an option; will not be returned to the pool of Shares reserved for issuance under the Plan.

The Plan was included as Appendix A to PMI's 2009 definitive Proxy Statement, which was filed with the Commission on April 3, 2009, and is included as Exhibit 10.1 to this Report.

Item 8.01 Other Events.

Item 8.01. Other Events.

In addition to approving the Plan as discussed above, at the PMI 2009 Annual Meeting of Shareholders, PMI's shareholders:

• Re-elected the nine directors nominated and named in PMI's proxy statement for the 2009 Annual Meeting, all of whom were then serving as directors of PMI; and

• Ratified the appointment of Ernst & Young LLP as PMI's independent registered public accounting firm for 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PMI Group, Inc.

May 26, 2009	By:	Andrew D. Cameron

Name: Andrew D. Cameron
Title: Group Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	The PMI Group, Inc. Amended and Restated Equity Incentive Plan (Amended May 21, 2009).
99.1	The PMI Group, Inc. Press Release Dated May 21, 2009